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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 11, 2001


                             Cooper Industries, Inc.
             (Exact Name of Registrant as Specified in its Charter)



                                      Ohio
                 (State or Other Jurisdiction of Incorporation)


                1-1175                                  31-4156620
      (Commission File Number)                (IRS Employer Identification No.)


 600 Travis, Suite 5800, Houston, Texas                   77002
(Address of Principal Executive Offices)               (Zip Code)

                                  713/209-8400
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.    Other Events.

On June 11, 2001, Cooper Industries, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing a plan to reorganize the Company and change its place of incorporation from Ohio to Bermuda.

Item 7.  Financial Statements and Exhibits.

         Exhibits

          99.1 Company press release dated June 11, 2001 titled "Cooper Industries Board Approves Plan to Change Corporate Structure."

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COOPER INDUSTRIES, INC.
                                      (Registrant)



Date:    June 11, 2001                /s/ Diane K. Schumacher
                                      ---------------------------------------
                                      Diane K. Schumacher
                                      Senior Vice President, General Counsel
                                      and Secretary


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                                  EXHIBIT INDEX


 Exhibit No.
 -----------
    99.1 Company press release dated June 11, 2001 titled "Cooper Industries Board Approves Plan to Change Corporate Structure."